Exhibit 99.2 Investor Supplemental materials November 8, 2018

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance and the potential demand for its products, the company's growth potential, its business focus and competitive advantages, and its expectations about the benefits of its acquisition of Micron Optics. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target market to grow and expand, technological and strategic challenges, market valuation of the company and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Non-GAAP Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Loss from Continuing Operations is included in the appendix to this presentation. NASDAQ: LUNA Luna Innovations Incorporated© 2018

3Q 2018 Results

Third-Quarter 2018 Financial Results We delivered strong financial performance this quarter: ▪ Fourth consecutive quarter of year-over-year, double-digit revenue growth from continuing operations; strong revenue growth across the businesses ▪ Solid improvement in Adjusted EBITDA and net income versus the same year ago period Total revenues of $10.7 million for the three months ended September 30, 2018, up 29% compared to the three months ended September 30, 2017 Net income from continuing operations improved to $1.3 million for the three months ended September 30, 2018 compared to $0.2 million for the three months ended September 30, 2017 Net income attributable to common stockholders was $8.8M, compared to $15.7M the year prior, down primarily due to divestitures Adjusted EBITDA1 improved to $0.9 million for the third-quarter fiscal 2018, compared to $0.2 million for the prior-year period 1Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this NASDAQ: LUNA presentation Luna Innovations Incorporated© 2018

Nine months YTD 2018 results continue the strong trajectory established in the first quarter…. Nine months ended September 30: Income from 1 Revenue (millions) continuing operations1 27% revenue growth (millions) $1.4 year-over-year for 2018 $29.4 Continued prudent $23.2 $20.7 expense management $18.4 ($1.3) allowed robust drop- through to the bottom ($3.3) line ($6.3) 2015 2016 2017 2018 2015 2016 2017 2018 NASDAQ: LUNA 1 Based on management’s estimates as of November 8, 2018 of impact of divestiture of Optoelectronics. Luna Innovations Incorporated© 2018

….And continues the record performance of 2017 and trajectory of the last several years Twelve months ended December 31: 1 Revenue (millions) Income from continuing operations1 Double-digit revenue (millions) $33.1 growth year-over-year $29.6 $26.6 ($0.6) $21.3 ($3.4) ($3.9) ($6.4) 2014 2015 2016 2017 2014 2015 2016 2017 2 2 2017 income from continuing ops normalized for a one-time pre-tax charge of $0.7 million related to former CEO departure NASDAQ: LUNA 1 Based on management’s estimates as of November 8, 2018 of impact of divestiture of Optoelectronics. Luna Innovations Incorporated© 2018

Recent Highlights Completed the divestiture of Optoelectronic Solutions business to OSI Systems, Inc. On October 16, 2018, announced the acquisition of Micron Optics, a leading provider of innovative optical components and laser-based measurement technology ▪ Acquisition will accelerate growth in structural testing and sensing as well as communications testing ▪ Has potential to provide customers with better capabilities and broader offerings; positions Luna to better penetrate its existing markets of aerospace and automotive while providing more direct access to customers in Asia ▪ Exemplifies execution of Luna’s capital deployment strategy with prudent deployment of cash on asset that fits within Luna’s core technology platform and target markets, and is believed to catalyze growth NASDAQ: LUNA Luna Innovations Incorporated© 2018

We have a disciplined capital deployment strategy to leverage our flexible balance sheet and strong cash position As of September 30, 2018, our balance sheet reflects: ▪ $73.8 Million in total assets • $47.1 Million in cash and cash equivalents • $57.5 Million in working capital A disciplined approach to capital deployment, with a focus on working capital and reinvestment in the business to generate long-term sustainable growth Financial performance NASDAQ: LUNA Luna Innovations Incorporated© 2018

A reminder: Pro-forma Luna financials, adjusted for sale of Opto:1 Three Months Ended ($ in 000s) 3/31/2017 6/30/2017 9/30/2017 12/31/2017 3/31/2018 6/30/2018 9/30/2018 Revenues: Technology development $ 4,236 $ 4,602 $ 4,590 $ 5,148 $ 4,637 $ 5,466 $ 5,316 Products and licensing 2,398 3,680 3,713 4,714 4,132 4,457 5,371 Total revenues 6,634 8,282 8,303 9,862 8,769 9,923 10,687 Cost of revenues: Technology development 3,109 3,444 3,492 3,943 3,354 3,945 3,919 Products and licensing 995 1,529 1,470 1,732 1,575 1,748 2,080 Total cost of revenues 4,104 4,973 4,962 5,675 4,929 5,693 5,999 Gross profit 2,530 3,309 3,341 4,187 3,840 4,230 4,688 Operating expense: Selling, general and administrative 3,204 2,947 2,832 3,943 3,334 3,265 3,233 Research, development and engineering 700 600 662 692 880 760 874 Total operating expense 3,904 3,547 3,494 4,635 4,214 4,025 4,107 Operating Income (Loss) $ (1,374) $ (238) $ (153) $ (448) $ (374) $ 205 $ 581 1 Unaudited pro forma financials assumes Optoelectronics business had been sold on January 1, 2017 NASDAQ: LUNA Luna Innovations Incorporated© 2018

Why invest in Luna? Proprietary, measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Aerospace, Automotive, Communications, Energy and Defense Positioned to take advantage of trends such as vehicle light-weighting and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Compelling value: currently trading at an attractive multiple Summary NASDAQ: LUNA Luna Innovations Incorporated© 2018

Appendix

Reconciliation of Net Income to Adjusted EBITDA Three Months Ended Nine Months Ended September 30, September 30, 2018 2017 2018 2017 (unaudited) (unaudited) Net income $ 8,848,402 $ 15,757,324 $ 10,064,405 $ 14,179,576 Less income from discontinued operations, net of income taxes 7,555,626 15,562,376 8,704,246 15,434,570 Net income/(loss) from continuing operations 1,292,776 194,948 1,360,159 (1,254,994) Interest expense 28,029 54,847 103,208 178,879 Investment income (171,896) — (350,976) — Tax benefit (559,093) (388,787) (674,329) (662,049) Depreciation and amortization 238,002 208,958 711,144 644,001 EBITDA 827,818 69,966 1,149,206 (1,094,163) Share-based compensation 117,823 151,672 345,582 476,428 Adjusted EBITDA $ 945,641 $ 221,638 $ 1,494,788 $ (617,735) NASDAQ: LUNA Additional Financial Information Luna Innovations Incorporated© 2018